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                                WARRANT AGREEMENT

                              To Purchase Shares of
                          Telecom Wireless Corporation

Name and Address of Holder:             Jack Augsback & Associates, Inc
                                        580 Village Blvd., Suite 140
                                        West Palm Beach, FL  33409

Number of Shares Purchasable:  55,673
                             -----------

Date:  August 26,1999
     -------------------

This certifies that, for value received, the holder hereof, or permitted assigns, is entitled to subscribe for and purchase from Telecom Wireless Corporation (the "Company"), at any time commencing on and after August 26,1999, and before 5:00 p.m. (EST) August 26, 2004 time, Warrants to Purchase, that number of shares specified above at the Purchase Price set forth herein, subject to adjustment as hereinafter set forth.

This Warrant is issued pursuant to the terms of that certain Agreement, Board of Directors minutes dated August 27,1999, by and between the Company and Jack Augsback & Associates, Inc.

     1. DEFINITIONS. For all purposes, the following terms shall have the meanings stated:

               "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

               "COMMON STOCK" shall mean the shares of common stock of the Company as defined in Section 8 hereof.

               "COMPANY" shall mean Telecom Wireless Corp. a Utah corporation, and any corporation which shall succeed to, or assume, the obligations of said corporation hereunder.

               "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, as in effect from time to time.

               "PURCHASE PRICE" shall mean the price of $(USD)7.00 per share, which is the purchase price of each Warrant Share, as adjusted from time to time as provided herein.

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               "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, as in effect from time to time.

               "SUBSCRIPTION FORM" shall mean the subscription forms attached hereto.

               "TRANSFER" shall mean any sale, assignment, pledge or other disposition of any Warrants and/or Warrant Shares, or of any interest in either, which would constitute a sale thereof within the meaning of Section 2 (3) of the Securities Act.

               "WARRANT SHARES" shall mean the Shares purchased or purchasable by the warrantholder upon the exercise of the Warrants pursuant to Section 2 hereof.

               "WARRANTHOLDER" shall mean the holder or holders of the Warrants or any related Warrants or any related Warrant Shares.

               "WARRANTS" shall mean the Warrants (including this Warrant), identical as to terms, conditions and date, except as to the number of Shares for which they may be exercised, evidencing the right to purchase an aggregate of up to 55,673 Shares and all Warrants issued in exchange, transfer or replacement thereof.

All terms used in this Warrant which are not defined in Section 1 hereof have the meanings respectively set forth elsewhere in this Warrant.

     2. EXERCISE OF WARRANT, ISSUANCE OF CERTIFICATES AND PAYMENT FOR WARRANT SHARES. The rights represented by this Warrant may be exercised at any time on or after August 26,1999, and from time to time, prior to expiration hereof, by the Warrantholder, in whole or in part (but not as to less than 1000 Shares, nor as to any fractional Unit), by: (a) delivery to the Company of a completed Subscription Form, (b) surrender to the Company the Warrant Certificate properly endorsed and signature guaranteed, and (c) delivery to the Company of a certified or cashier's check made payable to the Company in an amount equal to the aggregate Purchase Price of the Shares being purchased, at its office or agency at 5299 DTC Blvd., 12TH floor, Englewood, CO 80111 (or such other office or agency of the Company as the Company may designate by notice in writing to the holder hereof). The Company agrees and acknowledges that the Shares so purchased shall be deemed to be issued to the presenting Warrantholder as the record owner of such Shares as of the close of business on the date on which this Warrant, properly endorsed, and the Subscription Form shall have been surrendered and payment made for such Shares as a foresaid. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within 15 days thereafter, execute or cause to be executed and delivered to the

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          Warrantholder a certificate or certificates representing the aggregate number of Shares specified in said denomination as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights of such holder to purchase the remaining Shares covered by this Warrant. The Company shall pay all expenses, taxes and other charges payable in connection with preparation, execution and delivery of such stock and warrant certificates pursuant to this
          Section 2, except that, in case any such stock and warrant certificate or certificates shall be registered in a name or names other than the name of the Warrantholder, funds sufficient to pay all stock and warrant transfer taxes which shall be payable upon the execution and delivery of such stock and warrant certificate or certificates shall be paid by the Warrantholder to the Company at the time of delivering this Warrantholder to the Company at the time of delivering this Warrant to the Company as mentioned above.

     3. OWNERSHIP OF THE WARRANT. The Company may deem and treat the registered Warrantholder as the holder and owner hereof (notwithstanding any notations of ownership or writing made hereon by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for transfer as provided herein and then only if such transfer meets the requirements of Section 5 hereof.

     4. EXCHANGE, TRANSFER AND REPLACEMENT. Subject to Section 5 hereof, this Warrant is exchangeable upon the surrender hereof by the Warrantholder to the Company and its office or agency described in Section 2 hereof for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Warrantholder at the time of such surrender. Subject to Section 5 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the Warrantholder in person or by duly authorized attorney, and a new Warrant of the same tenor and date as this Warrant, but registered in the name of the transferee , shall be executed and delivered by the Company upon surrender of this Warrant, duly endorsed, at said office or agency of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant (or a Warrant issued in exchange for this Warrant under this Section 4), and, in case of loss, theft, destruction, of indemnity or security reasonable satisfactory to it, and upon surrender and cancellation of such Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of such Warrant. Such Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, transfer, or replacement. The Company shall pay all expenses, taxes (other than stock or warrant transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 4.

     5. RESTRICTIONS ON TRANSFER. There shall be no transfer of this Warrant (or any Warrant issued in exchange for this Warrant under Section 4 hereof) and no assignment (with or without consideration), or hypothecation of the Warrant for a period of one (1) year from the date hereof except to officers or partners of the original holder hereof. Notwithstanding any provisions contained in the Warrant to the contrary, neither the Warrant not the Warrant Shares shall be transferable except upon the conditions specified in this Section 5, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Ace in respect of the transfer of the Warrant or such Warrant Shares. The holder of the Warrant agrees that such holder will not transfer the Warrant or the related Warrant Shares (a) prior to delivery to the Company of an opinion of counsel selected by the Warrantholder and reasonably satisfactory to the Company stating that such transfer is exempt from registration under the Securities Act and applicable state securities laws or (b) until registration of such Warrants and/or Warrant Shares under the Securities Act has become effective and continues to be effective at the time of such transfer. An appropriate legend may be endorsed on the Warrants and the certificates representing the Warrant Shares evidencing these restrictions.

     6. PROVISIONS FOR REGISTRATION. The Warrantholders shall have the following rights regarding registration of the Warrant Shares:

          (a) Registration of Warrant Shares. The Company will, at all times during the term of this Warrant, use its best efforts to keep the Warrant Shares registered under the Securities Act.

          (b) Right to Participate in Registrations. If the Company at any time within five (5) years from the date hereof proposes to register any of the securities of the Company under the Securities Act on Form S-1, Form S-2, Form S-3, Form SB-2, or on any other form upon which securities similar to the Warrant Shares may be registered, except (i) securities to be offered to employees pursuant to a stock option, stock savings, or employee benefit plan, (ii) securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation, (iii) securities to be offered by the Company generally to holders of any class or series of its then outstanding securities, (iv) securities issuable upon conversion of securities that are the subject of an underwritten redemption, or (v) securities to be offered or issued pursuant to a combination of transactions described in clauses (i) through (iv), the Company will at each such time give written request of any Warrantholder given within twenty (20) days after the giving by the Company of any such notice, the Company will use its best efforts to cause all Warrant Shares that the Company has been requested to register by such Warrantholder to be registered under the Securities
               Act to the extent required to permit the sale or other disposition by such Warrantholder of the Warrant Shares so registered. There shall be no limit on the number of registrations in which Warrantholders are allowed to participate, nor on the number of Warrant Shares which may be included in any one registration. If the proposed registration statement relates to an offering of securities of the same class as the Warrant Shares and such securities are to be distributed by or through an underwriter selected by the Company, each selling Warrantholder shall agree either to sell his Warrant Shares through such underwriter on the same terms and conditions as the underwriter agrees to sell securities on behalf of the Company or to withhold the Warrant Shares from the market for a period of ninety (90) days after the effective date of the registration statement. If a greater number of securities is offered for participation in the proposed underwriting than in the written opinion of the managing underwriter can be accommodated without adversely affecting the proposed underwriting, the Company may elect to reduce pro rata, in accordance with the number of securities issued to each such Warrantholder, the number of securities proposed to be offered for registration for the accounts of the Warrantholders to a number deemed satisfactory by the managing underwriter. If the proposed offering does not include securities of the same class as the Warrant Shares and if, in the written opinion of the managing underwriter it is not feasible to effect such offering in conjunction with the offering of the Warrant Shares, the Company shall have no further obligation to include or to endeavor to include the Warrant Shares in such registration. In the event that the number of Warrant Shares included in a registration are reduced pro rata, or in the event that the Warrant Shares are excluded from the registration, as provided above, the rights of the Warrantholders under this Section 6(a) with respect to such excluded securities shall survive such registration.

          (c) Company's Obligations in Registration. If and whenever the Company, under the provisions of this Section 6, undertakes to effect the registration of any Warrant Shares under the Securities Ace, it will as expeditiously as possibly use its best efforts to:

                    (i) prepare and file with the Commission a registration statement with respect to such Warrant Shares and cause such registration statement to become and remain effective throughout the term hereof.

                    (ii) Prepare and file with the Commission such amendments
                         and supplements to such Registration statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective

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                         and to comply with the provisions of the Securities Act
                         with respect to the disposition of all Warrant Shares covered by such Registration Statement whenever the Warrantholders for whom such Warrant Shares are registered or are to be registered shall desire to dispose of the same, throughout the term hereof.

                  (iii) Furnish to the Warrantholders for whom such Warrant Shares are registered or are to be registered such number of copies of a Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act and such other documents as such Warrantholders may reasonably request in order to facilitate the disposition of such Warrant Shares, but only throughout the term hereof.

                    (iv) Register or qualify the Warrant Shares covered by such
                         Registration Statement under the Securities or Blue Sky laws of the same jurisdictions as those in which the Shares were registered or are to be registered pursuant to the Prospectus, or jurisdiction in which the Company is registering its securities for purposes of a public offering of such securities and to any and all other acts and things which may reasonable be necessary or advisable to enable such Warrantholders to consummate the disposition in such jurisdiction or such Warrant Shares; provided, however, that the Company shall not be obligated, by reason hereof, to qualify as a foreign corporation under the laws of any such jurisdiction or to file any general consent to service of process.

               (d) Payment of Registration Expenses. All underwriting discounts and commissions attributable to the Warrant Shares included in any registration effected pursuant to this Section 6 shall be borne by the selling Warrantholder. The Company shall pay for the Commission registration fee, printing expenses, the reasonable expenses of qualifying the offering under applicable Blue Sky or other securities laws, and the fees and expenses of the Company's attorneys and auditors. Any other fees or expenses incurred by one of the parties, shall be borne by such party.

               (e) Information from Warrantholders. Notices and requests delivered by the Warrantholders to the Company pursuant to this Section 6 shall contain such information regarding the Warrant Shares and the intended method of disposition thereof as reasonably shall be required in connection with the action to be taken.

               (f) Indemnification. Subject to any terms or conditions that may be required by the managing underwriter of any offering contemplated by this Section 6, the Company will indemnify and hold harmless each

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                    Warrantholder whose Warrant Shares are included in a
                    Registration Statement pursuant to the provisions of this
                    Section 6 and any underwriter (as defined in the Securities Act) and each person, if any, who controls such Warrantholder or such underwriter within the meaning of the Securities Act from and against any and all loss, claim, damage, liability, cost or expense to which such Warrantholder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as any such loss, claim, damage, liability, cost or expense (or proceedings in respect thereof) arises out of or is based upon any untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such Warrant Shares were registered under the Securities Ace in any preliminary Prospectus or final Prospectus contained therein, or in any amendment or supplement thereto, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleger omission made in such registration statement, said preliminary Prospectus or final Prospectus, or said amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Warrantholder, underwriter, or controlling person, as the case may be, specifically for use in the preparation thereof.

                    Each Warrantholder whose Warrant Shares are included in a Registration Statement pursuant to the provisions of this
                    Section 6 will indemnify and hold harmless the Company, any controlling person, and any underwriter from and against any and all loss, claim, damage, liability, cost or expense to which the Company or any controlling person or any underwriter may become subject under the Securities Act or otherwise, insofar as such loss, claim, damage, liability, cost or expense arises out of or is based upon any untrue statement of any material fact contained in such registration statement, in any preliminary Prospectus or final Prospectus contained therein, or in any amendment or supplement thereto or arises out of or is based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished or required to be furnished by such Warrantholder under the Securities Act.

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                    Promptly after receipt by any party entitled to be
                    indemnified hereunder of notice of the commencement of any action in respect to which indemnity may be sought hereunder, such party shall notify the indemnifying party in writing of the commencement thereof, and the indemnifying party may assume the defense of such action (including the employment of counsel reasonably satisfactory to the notifying party and the payment of expenses) insofar as such action shall relate to any alleged liability in respect to which indemnity may be sought against the indemnifying party. Any such indemnified party shall have the right to employ counsel and to participate in the defense thereof, but the fees and expenses of such counsel (except fees and expenses incurred prior to the assumption by the indemnifying party of the defense of such action) shall not be at the expense of the indemnifying party unless the employment of such counsel has been specifically authorized by the indemnifying party.

               (g) Conditions to Obligations of the Company. The obligations of the Company to use its best efforts to cause the Warrant Shares to be registered under the Securities Act in accordance with the provisions of this Section 6 are subject to the following conditions:

                    (i) Any request by a Warrantholder for registration shall specify the amount of Warrant Shares intended to be sold, contain the undertaking of such Warrantholder to provide all such information as may be reasonably required in order to permit the Company to comply with all applicable requirements of the Commission and to obtain acceleration of the effective date of the registration statement, identify any proposed underwriters, specify the proposed method of offering and sale, and agree to observe all applicable terms and conditions of this Warrant.

                    (ii) The Company may require, as a condition of fulfilling its obligations under this Warrant, execution of separate indemnity agreements in the form described in
                         Section 6(f) hereof.

     7. ANTIDILUTION PROVISIONS. The rights granted hereunder are subject to the following:

          (a) STOCK DIVIDENDS. In case the Company shall declare a dividend or make any other distribution upon the Common Stock of the Company payable in shares of Common Stock or other securities, upon exercise of this Warrant, the Warrantholder shall be entitled to receive, for each share of Common Stock purchased pursuant to such Warrant, the number of shares of Common Stock or other securities, as the case may be, issued per share of Common Stock in payment of such dividend or distribution.

          (b) EFFECT OF CERTAIN DIVIDENDS. In case at any time the Company shall declare a cash dividend upon the Common Stock payable otherwise than out of earnings or earned surplus, the Purchase Price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal to the amount thereof payable per Share. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of record of Common Stock entitled to such dividend are to be determined.

          (c) STOCK SPLITS AND REVERSE SPLITS. In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately reduced. Except as provided in this paragraph (c), no adjustment in the Purchase Price and no change in the number of Warrant Shares so purchasable shall be made pursuant to this Section 7 as a result of or by reason of any such subdivision or combination.

          (d) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be proposed, then, in any one or more of said cases, the Company shall give written notice, by first class mail, postage prepaid, addressed to the Warrantholder at its address, as shown on the books of the Company, of the date on which such reorganization, reclassification, consolidation, merger or sale shall take place, as the case may be. Such notices shall also specify the dates as of which the holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger or sale, as the case may be. Such written notice shall be given at least 20 days prior to the action in question.

     8. DEFINITION OF COMMON STOCK. As used herein, the term "common Stock" shall mean and include the Company's authorized Common Stock, no par value, as constituted at the date of the Prospectus, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage of par value in respect of the right of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Company, and shall include any Common Stock of any class or classes resulting from any reclassification or reclassifications thereof.

     9. SPECIAL AGREEMENTS OF THE COMPANY. The Company covenants and agrees that:

          (a) WILL RESERVE SHARES. The Company will reserve and set apart and have at all times, free from preemptive rights, the number of shares of authorized but unmissed Common Stock deliverable upon the exercise of the Warrants, and it will have at all times any other rights or privileges provided for herein sufficient to enable it at any time to fulfill all of its obligations hereunder.

          (b) WILL SUPPLY CERTAIN INFORMATION. The Company will, upon request of any Warrantholder, supply such Warrantholder with any information necessary to enable such Warrantholder to make routine sales of Warrant Shares under Rule 144 of the Commission.

          (c) WILL OPEN BOOKS. The Company will keeps its books open for transfer of any Warrant and/or Warrant Shares, except at otherwise provided by law.

          10.  NOTIFICATION BY THE COMPANY. In case at any time:

               (a) The Company shall declare any cash dividend on its Common Stock;

               (b) The Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

               (c) The Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

               (d) There shall be any capital reorganization, or reclassification of the capital stock of the Company, for consolidation or merger of the Company with, or sale of all or substantially all of its assets to another corporation, or

               (e) There shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

               Then, in any one or more of said cases, the Company shall give written notice, by first class mail, postage prepaid, addressed to each Warrantholder at the address of such holder as shown on the books of the Company, of the date on which (a) the books of the Company shall close or a record shall be taken for such dividend, distribution, or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock or record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such written notice shall begin at least twenty (20) days prior to the action in question and not less than twenty (20) days prior to the record date of the date on which the Company's transfer books are closed in respect thereto.

     11. NOTICES. Any notice or other document required or permitted to be given or delivered to Warrantholders shall be delivered or sent by certified mail to each Warrantholder at the last address shown on the books of the Company maintained for the registry and transfer of the Warrants. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or sent by certified mail to the principal office of the Company at 5299 DTC Blvd., 12th floor, Englewood, CO 80111 or such other address as shall have been furnished to the Warrantholders by the Company.

     12. NO RIGHTS AS SHAREHOLDERS; LIMITATION OF LIABILITY. This Warrant shall not entitle any holder hereof to any of the rights of a shareholder of the Company. No provision hereof, in the absence of affirmative action taken by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     13. GOVERNING LAW. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

     14. MISCELLANEOUS. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.


     IN WITNESS WHEREOF, THE company has caused this Warrant to be signed by a duly authorized officer and to be dated as of the 18th day of October, 1999.

                                         By /s/ Calvin D. Smiley
                                            -----------------------------
                                            Calvin D. Smiley, President

         Attest:
                ----------------------------

         By
           ---------------------------------

                             FULL SUBSCRIPTION FORM

         To Be Executed By The Registered Holder In Order
         To Exercise The Within Warrant In Full

                  The undersigned hereby exercises the right to purchase ______________ Shares covered by the within Warrant at the date of this subscription and herewith  Makes payment of the sum of $ _____________

         representing the Purchase Price of $ ______________________ per Share.

         Certificates for such Shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

         Dated
               ---------------------

                                 Signature:
                                           --------------------------
                                 Name and
                                 Address:
                                           --------------------------

                                           --------------------------

                                           --------------------------
                                             (please print or type)


                                 IRS Identification No.
                                                        ------------------

                            PARTIAL SUBSCRIPTION FORM

         To Be Executed By The Registered Holder In Order
         To Exercise The Within Warrant In Full

                  The undersigned hereby exercises the right to purchase

         _____________ Shares of the total Shares covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $ __________________ representing the Purchase Price of

         $ ___________________ per Share. Certificates for such Shares and a new

         Warrant of like tenor and date for the balance of the Shares not subscribed for shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.


         Dated
               ---------------------

                                 Signature:
                                           --------------------------
                                 Name and
                                 Address:
                                           --------------------------

                                           --------------------------

                                           --------------------------
                                             (please print or type)


                                 IRS Identification No.
                                                        ------------------

                          Schedule to Warrant Agreement
                       Identifying Other Warrant Agreements
                       to Which Telecom Wireless Is a Party
                       That Are Substantially Identical And
                    Material Details in Which Such Agreements
                           Differ from Filed Agreement

Date of     Expiration                                          No. of
Warrant       Date        Holder                                Shares    Exercise Price
-------     ----------    ------                                ------    --------------
08/26/99    08/26/04      Mark Stys                             10,000        $5.00
08/26/99    08/26/04      Mark Stys                              5,100        $7.00
08/26/99    08/26/04      Jack Augsback                         10,200        $7.00
08/26/99    08/26/04      Jack Augsback                         20,000        $5.00
08/26/99    08/26/04      David Hettinger                          335        $7.00
08/26/99    08/26/04      Robert Hughes                            817        $7.00
08/26/99    08/26/04      Jack Augsback & Associates, Inc.      55,673        $7.00
08/26/99    08/26/04      Sovereign Capital Advisors, LLC       46,000        $7.00
09/20/99    09/20/04      Jack Augsback & Associates, Inc.       2,362        $7.00
